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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 20, 1998



                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)



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
         MICHIGAN                                     000-22684                              381465835
(State or Other Jurisdiction                    (Commission File No.)                      (IRS Employer
        of Incorporation)                                                              Identification No.)




              2801 EAST BELTLINE, N.E., GRAND RAPIDS, MICHIGAN                            49525
                  (Address of Principal Executive Offices)                              (Zip Code)
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                                 (616) 364-6161
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On April 20, 1998, the Registrant, through a wholly-owned subsidiary, Universal Forest Products Southwest Co., Inc., closed an agreement to purchase certain assets of Advanced Component Systems, Inc., T.F. Investments, L.L.C. and F.T.G. Leasing, Inc. (together, "ACS") for approximately $27.0 million in cash. The transaction was effected pursuant to a definitive Purchase Agreement dated February 18, 1998. The determination of the purchase price paid by the subsidiary of the Registrant resulted from extensive negotiations between it and ACS.

         ACS manufactures and distributes roof trusses, floor trusses, and lumber to builders of residential housing and commercial structures in the Denver and surrounding metropolitan area. The Registrant intends to continue to employ all of the assets acquired from ACS in the business.

         The following assets were acquired (represents historical net book values of ACS):

                  Accounts receivable                          $ 5,635,788
                  Inventory                                      3,944,359
                  Prepaids and other assets                         60,504
                  Property, plant and equipment, net             4,987,255
                                                               -----------

                  Total assets acquired                        $14,627,906
                                                               ===========

         The funds used to purchase the assets were obtained through credit facilities maintained by the Registrant with Michigan National Bank and First Chicago NBD. Prior to the consummation of the transaction, there were no material relationships between the Registrant, its subsidiary and ACS, or any of its respective affiliates, directors, officers or associates of any such directors or officers.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of Business Acquired.

                Financial statements of ACS are not required to be filed pursuant to Regulation S-X.


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         (b)    Pro Forma Financial Information.

                Pro forma financial information is not required to be filed pursuant to Regulation S-X.


         (c)    Exhibits.

                2.1 Purchase Agreement dated as of February 18, 1998, by and among Universal Forest Products Southwest Company, Inc., Advanced Component Systems, Inc., T.F. Investments, L.L.C., and F.T.G. Leasing, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIVERSAL FOREST PRODUCTS, INC.



                                          By: /s/ Elizabeth A. Bowman
                                             ---------------------------------
                                                  Elizabeth A. Bowman
                                                  Chief Financial Officer


Date:    May 1, 1998




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                                  EXHIBIT INDEX


Exhibit 2.1 -   Purchase Agreement dated as of February 18, 1998, by and
                among Universal Forest Products Southwest Company, Inc.,
                Advanced Component Systems, Inc., T.F. Investments, L.L.C., and
                F.T.G. Leasing, Inc.




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